Government Series

Summary Prospectus Dated
June 29, 2011

The statutory Prospectus and Statement of Additional Information of the Government Series (the “Fund”), a series of the PFM Funds (the “Trust”), dated June 29, 2011, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference.

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.pfmfunds.com/PFMFundsProspectus.pdf. You can also get this information at no cost by calling 800-338-3383 or by sending an e-mail request to PFMAMrequest@pfm.com.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense. Not all funds and classes in this Summary Prospectus are available in all states.

Fund Summary – Government Series

Investment Objective

The investment objective of Government Series is to seek to provide its shareholders with high current income consistent with stability, safety of principal and liquidity and to maintain a stable net asset value (“NAV”) of $1.00 per share.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Government Series.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees		0.08%
Distribution (12b-1) Fees		0.00%
Other Expenses:		0.12%
Transfer Agent Fees	0.09%
Other Operating Expenses	0.03%
Total Annual Fund Operating Expenses		0.20%

Expense Example

This example is intended to help you compare the cost of investing in shares of Government Series with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated and then redeem all of your shares at the end of the period. The example also assumes that you earn a 5% return each year on your investment and that the operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$21	$64	$113	$255

Principal Investment Strategies

Government Series is a money market fund that invests exclusively in obligations of the United States Government, its agencies and instrumentalities (“U.S. Government Obligations”); obligations issued by entities with liquidity support from the U.S. Government, or its agencies or instrumentalities; repurchase agreements secured by U.S. Government Obligations and money market mutual funds that invest exclusively in U.S. Government Obligations and such repurchase agreements. Government Series maintains a dollar-weighted average portfolio maturity of 60 days or less and a dollar-weighted life (portfolio maturity computed without regard to interest rate adjustments on investments) of 120 days or less.

Principal Investment Risks

Although Government Series invests exclusively in high-quality securities, an investment in Government Series – like an investment in any money market fund –is subject to certain risks. Interest Rate Risk is the chance that falling short term interest rates will cause Government Series’ income to decline or that rising interest rates may result in a decline in the value of Government Series’ portfolio securities. Management Risk is the possibility that securities selected by Government Series’ investment adviser will cause Government Series to underperform relevant benchmarks or other money market funds. Credit Risk is the risk that the issuer of a security held by Government Series will fail to pay interest and principal in a timely manner. A substantial increase in interest rates or an issuer’s default in paying principal or interest could result in a decline in Government Series’ yield or its NAV per share.

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An investment in Government Series is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Government Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in Government Series.

Annual Total Returns

The following information is intended to help you understand the risks of investing in Government Series. It illustrates how Government Series has performed over time. Of course, past performance is not a guarantee of future results.

Year-by-Year Total Return (shown for calendar years) (%)

High Quarter	3Q 2000	1.61%
Low Quarter	1Q 2011	0.02%
Year-to-Date through March 31, 2011 (unannualized)		0.02%

Average Annual Total Return
(as of calendar year ended December 31, 2010)

Inception	Past	Past	Past	Since
Date of Fund	1 year	5 years	10 years	Inception
1/5/1999	0.13%	2.53%	2.31%	2.85%

To obtain current yield information, call (800) 338-3383.

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Management

Investment Adviser

PFM Asset Management LLC, with its principal office at One Keystone Plaza, Suite 300, North Front & Market Streets, Harrisburg, PA 17101-2044, serves as the investment adviser of Government Series.

Purchase and Sale of Fund Shares

Shares of Government Series are offered on a continuous basis at the NAV per share next determined after an order is received by the Transfer Agent and deemed effective. There is no sales charge or redemption fee. Shares of Government Series are available to institutions, such as municipalities, other governmental entities, universities, hospitals and not-for-profit organizations. The eligibility requirements to purchase shares of Government Series are as follow:

•	$1 million minimum investment and

•	$1 million minimum balance

OR

•	Institutions that participate in certain programs sponsored by PFM Asset Management

Shares of Government Series may be purchased or redeemed by mail, wire or using Automated Clearing House (ACH) payments on any Trust Business Day, as defined in the “Valuation” section of the Prospectus. Shares may also be redeemed using redemption checks. Share transactions can be initiated online at www.eon.pfm.com or by calling (800) 338-3383. Instructions for completing share transactions by mail are also available by calling (800) 338-3383. See “How to Purchase and Redeem Shares – Additional Purchase Requirements” in the Prospectus for further information.

Tax Information

Dividends of net investment income and distributions of net realized capital gains by Government Series are generally taxable to shareholders (except tax exempt shareholders).

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One Keystone Plaza, Suite 300
North Front & Market Streets
Harrisburg, Pennsylvania 17101
(800) 338-3383